Financial Supplement
2012 First Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare/BNY Mellon
c/o Computershare/BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: Effective January 1, 2012, we retrospectively adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. All periods herein reflect the impact of this adoption.

NOTE 2: On December 30, 2011, we sold our wholly owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life). While we sold our entire equity interest in EquiTrust Life, another subsidiary, Farm Bureau Life Insurance Company is reinsuring a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products.

In accordance with mandatory redemption provisions of the underlying notes, we redeemed $225.0 million of our long-term debt. Redemptions include $50.0 million of our senior notes with affiliates on December 30, 2011 and our $175.0 million public senior notes on January 30, 2012. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 3: In addition to net income (loss), we have consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 4: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2012	December 31, 2011
Assets
Investments:
Fixed maturity securities - available for sale, at fair value (amortized cost: 2012 - $5,341,307; 2011 - $5,189,994)	$5,742,044	$5,570,550
Equity securities - available for sale, at fair value (cost: 2012 - $51,448; 2011 - $55,697)	54,221	57,432
Mortgage loans	532,555	552,359
Real estate	4,672	2,541
Policy loans	173,277	172,368
Short-term investments	31,590	41,756
Other investments	368	189
Total investments	6,538,727	6,397,195

Cash and cash equivalents	302,836	296,339
Restricted debt defeasance trust assets	—	211,627
Securities and indebtedness of related parties	73,898	64,516
Accrued investment income	73,355	67,200
Amounts receivable from affiliates	5,885	3,942
Reinsurance recoverable	100,393	94,685
Deferred acquisition costs	248,751	260,256
Value of insurance in force acquired	26,442	25,781
Current income taxes recoverable	13,273	16,334
Other assets	80,523	67,590
Assets held in separate accounts	655,755	603,903

Total assets	$8,119,838	$8,109,368

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2012	December 31, 2011
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$3,850,220	$3,744,857
Traditional life insurance and accident and health products	1,415,168	1,401,995
Other policy claims and benefits	43,170	40,488
Supplementary contracts without life contingencies	361,890	359,663
Advance premiums and other deposits	217,579	211,573
Amounts payable to affiliates	631	713
Short-term debt payable to non-affiliates	—	174,258
Long-term debt payable to affiliates	49,971	49,968
Long-term debt payable to non-affiliates	97,000	97,000
Stock repurchase obligation	112,538	—
Deferred income taxes	103,909	100,341
Other liabilities	99,239	122,180
Liabilities related to separate accounts	655,755	603,903
Total liabilities	7,007,070	6,906,939

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 26,502,769 shares in 2012 and 29,457,644 shares in 2011	122,238	129,684
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	180,839	177,845
Retained earnings	799,074	884,263
Total FBL Financial Group, Inc. stockholders' equity	1,112,673	1,202,314
Noncontrolling interest	95	115
Total stockholders' equity	1,112,768	1,202,429
Total liabilities and stockholders' equity	$8,119,838	$8,109,368

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2012	2011
Revenues:
Interest sensitive product charges	$25,232	$24,129
Traditional life insurance premiums	43,123	41,387
Net investment income	86,888	83,785
Net realized capital gains on sales of investments	879	2,260

Total other-than-temporary impairment losses	(11,301)	(5,727)
Non-credit portion in other comprehensive income	9,779	3,575
Net impairment losses recognized in earnings	(1,522)	(2,152)
Other income	5,005	4,999
Total revenues	159,605	154,408

Benefits and expenses:
Interest sensitive product benefits	49,082	46,621
Traditional life insurance benefits	39,111	36,598
Policyholder dividends	4,244	4,300
Underwriting, acquisition and insurance expenses	32,727	33,251
Interest expense	1,982	2,388
Loss on debt redemption	33	—
Other expenses	5,790	4,881
Total benefits and expenses	132,969	128,039
	26,636	26,369
Income taxes	(8,758)	(8,318)
Equity income, net of related income taxes	1,621	731
Net income from continuing operations	19,499	18,782
Discontinued operations:
Loss on sale of subsidiary	(2,252)	—
Income (loss) from discontinued operations, net of tax	(680)	6,267
Total income (loss) from discontinued operations	(2,932)	6,267
Net income	16,567	25,049
Net loss attributable to noncontrolling interest	20	2
Net income attributable to FBL Financial Group, Inc.	$16,587	$25,051

Comprehensive income	$19,561	$41,795

Earnings per common share:
Income from continuing operations	$0.64	$0.61
Income (loss) from discontinued operations	(0.10)	0.20
Earnings per common share	$0.54	$0.81
Earnings per common share - assuming dilution:
Income from continuing operations	$0.63	$0.60
Income (loss) from discontinued operations	(0.10)	0.20
Earnings per common share - assuming dilution	$0.53	$0.80

Cash dividends per common share	$0.1000	$0.0625

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Operating revenues:
Interest sensitive product charges	$24,112	$24,053	$24,792	$24,136	$25,139
Traditional life insurance premiums	41,387	44,139	40,342	42,651	43,123
Net investment income	83,706	86,685	85,987	86,485	86,412
Other income	4,999	3,980	4,856	3,866	5,005
Total operating revenues	154,204	158,857	155,977	157,138	159,679

Benefits and expenses:
Interest sensitive product benefits	46,685	48,261	49,369	47,765	49,079
Traditional life insurance benefits	36,598	37,717	35,598	39,053	39,319
Policyholder dividends	4,300	4,356	4,109	4,265	4,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,361	6,596	5,150	5,844	5,699
Amortization of deferred acquisition costs	8,376	7,980	11,452	7,115	7,486
Amortization of value of insurance in force acquired	360	(6,172)	1,405	(297)	687
Other underwriting expenses	17,824	18,727	17,885	19,638	18,147
Total underwriting, acquisition and insurance expenses	32,921	27,131	35,892	32,300	32,019
Interest expense	2,388	2,153	1,983	2,008	1,982
Other expenses	4,881	6,001	4,886	4,884	5,790
Total benefits and expenses	127,773	125,619	131,837	130,275	132,433
	26,431	33,238	24,140	26,863	27,246
Income taxes	(8,340)	(9,907)	(8,122)	(6,766)	(8,971)
Net loss (income) attributable to noncontrolling interest	2	18	1	(27)	20
Equity income, net of related income taxes	731	57	231	265	1,621
Operating income	18,824	23,406	16,250	20,335	19,916

Realized gains/losses on investments, net of offsets	(243)	111	(820)	(5,031)	(249)
Change in net unrealized gains/losses on derivatives, net of offsets	203	725	285	(281)	(126)
Net impact of discontinued operations	6,267	11,997	11,354	(41,079)	(2,932)
Loss on debt redemption	—	—	—	(21,564)	(22)
Net income (loss) attributable to FBL Financial Group, Inc.	$25,051	$36,239	$27,069	$(47,620)	$16,587

Operating income per common share - assuming dilution	$0.60	$0.75	$0.52	$0.65	$0.64
Earnings (loss) per common share - assuming dilution	$0.80	$1.16	$0.86	$(1.55)	$0.53

Weighted average common shares outstanding (in thousands):
Basic	30,612	30,733	30,803	30,746	30,527
Effect of dilutive securities	510	474	463	509	479
Diluted	31,122	31,207	31,266	31,255	31,006

Operating return on equity, excluding AOCI - last twelve months (1)	10.7%	11.5%	10.7%	7.6%	7.8%
Operating return on equity, including AOCI - last twelve months (1)	10.2%	10.8%	9.8%	6.8%	6.8%

(1) Return on equity has not been restated to reflect the impact of discontinued operations or the retrospective adoption of new accounting guidance for periods prior to Q4 2011.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$206	$13,189	$11,744	$25,139
Traditional life insurance premiums	—	43,123	—	43,123
Net investment income	45,978	33,846	6,588	86,412
Other income	3	(53)	5,055	5,005
Total operating revenues	46,187	90,105	23,387	159,679

Benefits and expenses:
Interest sensitive product benefits	25,535	15,385	8,159	49,079
Traditional life insurance benefits	—	39,319	—	39,319
Policyholder dividends	—	4,244	—	4,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	718	4,019	962	5,699
Amortization of deferred policy acquisition costs	2,293	5,246	(53)	7,486
Amortization of value of insurance in force acquired	33	654	—	687
Other underwriting expenses	4,873	11,875	1,399	18,147
Total underwriting, acquisition and insurance expenses	7,917	21,794	2,308	32,019
Interest expense	—	—	1,982	1,982
Other expenses	—	—	5,790	5,790
Total benefits and expenses	33,452	80,742	18,239	132,433
	12,735	9,363	5,148	27,246
Net loss attributable to noncontrolling interest	—	—	20	20
Equity income, before tax	—	—	111	111
Pre-tax operating income	$12,735	$9,363	$5,279	$27,377

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended March 31, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$161	$11,945	$12,006	$24,112
Traditional life insurance premiums	—	41,387	—	41,387
Net investment income	43,460	33,776	6,470	83,706
Other income	—	97	4,902	4,999
Total operating revenues	43,621	87,205	23,378	154,204

Benefits and expenses:
Interest sensitive product benefits	24,717	15,100	6,868	46,685
Traditional life insurance benefits	—	36,598	—	36,598
Policyholder dividends	—	4,300	—	4,300
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,072	3,937	1,352	6,361
Amortization of deferred acquisition costs	1,804	5,533	1,039	8,376
Amortization of value of insurance in force acquired	(150)	510	—	360
Other underwriting expenses	2,802	10,654	4,368	17,824
Total underwriting, acquisition and insurance expenses	5,528	20,634	6,759	32,921
Interest expense	—	—	2,388	2,388
Other expenses	—	—	4,881	4,881
Total benefits and expenses	30,245	76,632	20,896	127,773
	13,376	10,573	2,482	26,431
Net loss attributable to noncontrolling interest	—	—	2	2
Equity income, before tax	—	—	1,124	1,124
Pre-tax operating income	$13,376	$10,573	$3,608	$27,557

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$161	$154	$182	$167	$206
Net investment income	43,460	46,506	45,635	46,373	45,978
Other income	—	1	—	1	3
Total operating revenues	43,621	46,661	45,817	46,541	46,187

Benefits and expenses:
Interest sensitive product benefits	24,717	25,200	25,336	25,234	25,535
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,072	892	740	724	718
Amortization of deferred acquisition costs	1,804	2,365	2,004	2,743	2,293
Amortization of value of insurance in force acquired	(150)	317	440	(363)	33
Other underwriting expenses	2,802	2,863	2,768	2,869	4,873
Total underwriting, acquisition and insurance expenses	5,528	6,437	5,952	5,973	7,917
Total benefits and expenses	30,245	31,637	31,288	31,207	33,452
Pre-tax operating income	$13,376	$15,024	$14,529	$15,334	$12,735

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,136,065	$3,248,310	$3,297,875	$3,298,442	$3,405,435
Deferred acquisition costs	74,565	76,154	77,416	78,102	80,766
Value of insurance in force acquired	12,269	11,952	11,496	11,852	11,819

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,674,844	$2,748,421	$2,784,995	$2,812,666	$2,906,991
Other insurance reserves	371,179	374,781	376,592	378,319	379,977
Allocated equity, excluding AOCI	242,997	249,218	252,082	254,602	256,383

Other data:
Number of direct contracts	53,608	53,881	53,839	53,894	54,091

Portfolio yield net of assumed defaults	5.70%	5.75%	5.72%	5.65%	5.55%
Credited rate	3.43	3.42	3.32	3.32	3.32
Spread on fixed annuities at end of quarter (1)	2.27%	2.33%	2.40%	2.33%	2.23%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,974,661	$2,043,957	$2,102,447	$2,143,378	$2,182,809
Deposits	116,089	99,347	68,463	65,867	107,172
Withdrawals, surrenders and death benefits	(41,443)	(37,930)	(28,773)	(29,344)	(33,066)
Net flows	74,646	61,417	39,690	36,523	74,106

Policyholder interest	16,895	17,104	17,367	17,403	17,729
Annuitizations and other	(22,245)	(20,031)	(16,126)	(14,495)	(22,069)
Balance, end of period	2,043,957	2,102,447	2,143,378	2,182,809	2,252,575
Other interest sensitive reserves	630,887	645,974	641,617	629,857	654,416
Total interest sensitive product reserves	$2,674,844	$2,748,421	$2,784,995	$2,812,666	$2,906,991

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,945	$12,103	$12,474	$12,624	$13,189
Traditional life insurance premiums	41,387	44,139	40,342	42,651	43,123
Net investment income	33,776	33,842	33,979	33,402	33,846
Other income	97	60	124	11	(53)
Total operating revenues	87,205	90,144	86,919	88,688	90,105

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,613	7,682	7,211	7,213	7,141
Death benefits	7,487	8,024	9,320	7,814	8,244
Total interest sensitive product benefits	15,100	15,706	16,531	15,027	15,385
Traditional life insurance benefits:
Death benefits	17,713	16,023	16,531	19,212	18,406
Surrender and other benefits	10,216	9,123	8,543	7,978	8,657
Increase in traditional life future policy benefits	8,669	12,571	10,524	11,863	12,256
Total traditional life insurance benefits	36,598	37,717	35,598	39,053	39,319
Policyholder dividends	4,300	4,356	4,109	4,265	4,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,937	4,540	3,442	4,155	4,019
Amortization of deferred acquisition costs	5,533	3,609	4,877	4,023	5,246
Amortization of value of insurance in force acquired	510	(6,489)	965	66	654
Other underwriting expenses	10,654	11,383	10,863	12,026	11,875
Total underwriting, acquisition and insurance expenses	20,634	13,043	20,147	20,270	21,794
Total benefits and expenses	76,632	70,822	76,385	78,615	80,742
Pre-tax operating income	$10,573	$19,322	$10,534	$10,073	$9,363

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,175,151	$2,208,177	$2,212,936	$2,224,280	$2,215,738
Deferred acquisition costs	177,597	181,208	182,384	187,113	190,953
Value of insurance in force acquired	20,751	27,241	26,275	26,210	25,597

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$632,454	$636,791	$642,362	$647,711	$652,427
Other insurance reserves	1,502,695	1,516,521	1,533,024	1,549,886	1,566,750
Allocated equity, excluding AOCI	271,429	273,434	280,450	286,067	277,192

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	348,942	350,219	350,372	352,274	352,336
Number of direct policies - universal life	57,320	57,498	57,520	58,115	58,618
Direct face amounts - traditional life	$36,474,946	$37,090,827	$37,586,036	$38,235,322	$38,552,018
Direct face amounts - universal life	$5,305,213	$5,387,097	$5,392,760	$5,481,755	$5,538,683

Portfolio yield net of assumed defaults	6.13%	6.08%	6.06%	5.97%	5.93%
Credited rate	4.29	4.29	4.30	4.26	4.16
Spread on universal life at end of quarter (1)	1.84%	1.79%	1.76%	1.71%	1.77%

Interest sensitive reserve activity:
Balance, beginning of period	$630,956	$632,454	$636,791	$642,362	$647,711
Deposits	14,840	16,677	15,745	16,492	17,363
Withdrawals and surrenders	(6,115)	(5,683)	(5,651)	(4,634)	(6,531)
Net flows	8,725	10,994	10,094	11,858	10,832

Policyholder interest	6,476	6,482	6,450	6,469	6,370
Policy charges	(12,261)	(12,660)	(12,840)	(13,187)	(12,898)
Benefits and other	(1,442)	(479)	1,867	209	412
Balance, end of period	$632,454	$636,791	$642,362	$647,711	$652,427

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Corporate and Other

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,006	$11,796	$12,136	$11,345	$11,744
Net investment income	6,470	6,337	6,373	6,710	6,588
Other income	4,902	3,919	4,732	3,854	5,055
Total operating revenues	23,378	22,052	23,241	21,909	23,387

Benefits and expenses:
Interest sensitive product benefits	6,868	7,355	7,502	7,504	8,159
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,352	1,164	968	965	962
Amortization of deferred acquisition costs	1,039	2,007	4,572	349	(53)
Other underwriting expenses	4,368	4,481	4,254	4,743	1,399
Total underwriting, acquisition and insurance expenses	6,759	7,652	9,794	6,057	2,308
Interest expense	2,388	2,153	1,983	2,008	1,982
Other expenses	4,881	6,001	4,886	4,884	5,790
Total benefits and expenses	20,896	23,161	24,165	20,453	18,239
	2,482	(1,109)	(924)	1,456	5,148
Net loss (income) attributable to noncontrolling interest	2	18	1	(27)	20
Equity income (loss), before tax	1,124	88	(409)	(409)	111
Pre-tax operating income (loss)	$3,608	$(1,003)	$(1,332)	$1,020	$5,279

Selected balance sheet data, securities at cost:
Assets:
Investments	$523,074	$469,288	$472,571	$492,182	$514,044
Deferred acquisition costs	105,364	103,849	100,150	99,916	99,542
Separate account assets	695,777	681,996	574,374	603,903	655,755

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$257,953	$262,501	$277,215	$284,480	$290,802
Other insurance reserves	93,489	96,617	94,716	93,826	99,256
Separate account liabilities	695,777	681,996	574,374	603,903	655,755
Allocated equity, excluding AOCI	503,595	532,684	549,722	480,800	395,259

Rollforward of separate account balances:
Beginning separate account balance	$675,586	$695,777	$681,996	$574,374	$603,903
Net premiums	8,659	8,616	(3,178)	2,881	5,061
Net investment income (loss)	32,281	2,014	(84,033)	44,758	65,617
Charges, benefits and surrenders	(20,749)	(24,411)	(20,411)	(18,110)	(18,826)
Ending separate account balance	$695,777	$681,996	$574,374	$603,903	$655,755

Other data:
Number of direct contracts - variable annuity	18,199	17,805	17,442	14,915	14,627
Number of direct policies - variable universal life	54,667	53,897	53,119	49,198	48,794
Direct face amounts - variable universal life	$6,876,212	$6,762,676	$6,661,581	$6,061,761	$6,065,488

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
		(Dollars in thousands)
Annuity
Balance - beginning of period	$71,842	$74,565	$76,154	$77,416	$78,102
Capitalization:
Commissions	4,557	3,839	2,889	3,039	4,537
Expenses	348	327	266	373	426
Total capitalization	4,905	4,166	3,155	3,412	4,963
Amortization - operating basis, before impact of unlocking	(1,804)	(2,365)	(2,410)	(2,743)	(2,293)
Amortization - unlocking, operating basis	—	—	406	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(378)	(212)	111	17	(6)
Balance - end of period	$74,565	$76,154	$77,416	$78,102	$80,766

Life Insurance
Balance - beginning of period	$176,419	$177,597	$181,208	$182,384	$187,113
Capitalization:
Commissions	4,372	4,538	3,950	5,445	5,924
Expenses	2,059	2,373	2,015	2,791	2,507
Deferral of sales inducements	682	247	105	587	578
Total capitalization	7,113	7,158	6,070	8,823	9,009
Amortization - operating basis, before impact of unlocking	(5,670)	(3,790)	(3,155)	(4,094)	(5,340)
Amortization - unlocking, operating basis	—	—	(1,763)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(265)	243	24	—	171
Balance - end of period	$177,597	$181,208	$182,384	$187,113	$190,953

Corporate and Other
Balance - beginning of period	$105,369	$105,364	$103,849	$100,150	$99,916
Capitalization:
Commissions	736	612	373	240	315
Deferral of sales inducements	36	4	2	15	12
Total capitalization	772	616	375	255	327
Amortization - operating basis, before impact of unlocking	(1,060)	(1,182)	(5,406)	(366)	8
Amortization - unlocking, operating basis	—	(850)	819	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	283	(99)	513	(123)	(709)
Balance - end of period	$105,364	$103,849	$100,150	$99,916	$99,542

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
		(Dollars in thousands)
Total
Balance - beginning of period	$353,630	$357,526	$361,211	$359,950	$365,131
Capitalization:
Commissions	9,665	8,989	7,212	8,724	10,776
Expenses	2,407	2,700	2,281	3,164	2,933
Deferral of sales inducements	718	251	107	602	590
Total capitalization	12,790	11,940	9,600	12,490	14,299
Amortization - operating basis, before impact of unlocking	(8,534)	(7,337)	(10,971)	(7,203)	(7,625)
Amortization - unlocking, operating basis	—	(850)	(538)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(360)	(68)	648	(106)	(544)
Balance - end of period	357,526	361,211	359,950	365,131	371,261
Impact of realized/unrealized gains/losses in AOCI	(34,371)	(54,698)	(107,099)	(104,875)	(122,510)
Deferred acquisition costs	$323,155	$306,513	$252,851	$260,256	$248,751

FBL Financial Group, Inc.
Collected Premiums

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
		(Dollars in thousands)
Annuity
Individual:
First year	$73,715	$64,225	$39,907	$38,866	$57,802
Renewal	42,915	36,515	29,742	27,362	49,716
Total individual	116,630	100,740	69,649	66,228	107,518
Group	2,844	4,045	5,586	3,434	2,298
Total Annuity	119,474	104,785	75,235	69,662	109,816

Life Insurance
Direct:
Universal life:
First year	2,711	4,015	4,526	3,636	4,014
Renewal	11,747	12,417	10,992	12,155	13,109
Total universal life	14,458	16,432	15,518	15,791	17,123
Participating whole life:
First year	2,839	3,300	2,461	2,863	3,061
Renewal	24,105	25,480	22,857	23,800	24,520
Total participating whole life	26,944	28,780	25,318	26,663	27,581
Term life and other:
First year	2,688	2,970	2,694	2,892	2,976
Renewal	16,559	17,093	17,176	17,795	18,075
Total term life and other	19,247	20,063	19,870	20,687	21,051
Total direct life insurance	60,649	65,275	60,706	63,141	65,755
Reinsurance	(5,311)	(5,095)	(4,901)	(4,996)	(5,406)
Total Life Insurance	55,338	60,180	55,805	58,145	60,349

Corporate and Other
Variable, net of reinsurance	23,822	20,446	19,451	16,147	19,974
Accident and health, net of reinsurance	69	34	39	261	58
Total Corporate and Other	23,891	20,480	19,490	16,408	20,032

Collected premiums from continuing operations	198,703	185,445	150,530	144,215	190,197

Collected premiums from discontinued operations	186,528	190,628	142,429	149,292	—

Total collected premiums	$385,231	$376,073	$292,959	$293,507	$190,197

FBL Financial Group, Inc.
Parent Company Liquidity

	January - March 2012	April - December 2012
	Actual	Projected (4)	Total
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$239,440	$220,564	$239,440
Sources:
Investment income	53	1,000	1,053
Management fees from subsidiaries and affiliates	1,208	3,600	4,808
Total sources	1,261	4,600	5,861

Uses:
Repurchase of common stock	(212)	(112,500)	(112,712)
Net cost from EquiTrust Life sale (1)	—	(9,300)	(9,300)
Interest expense	(5,458)	(5,900)	(11,358)
Stockholders' dividends (2)	(3,100)	(8,100)	(11,200)
General expenses	(2,595)	(7,300)	(9,895)
Total uses	(11,365)	(143,100)	(154,465)

Other, net (3)	(8,772)	4,200	(4,572)
Total cash and invested assets, end of period	$220,564	$86,264	$86,264

(1)	Net cost represents settlement of the final purchase price from the estimated cash transferred at December 30, 2011 due to post-closing adjustments based on a final statutory net worth reconciliation.

(2)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.10 per common share. The common stock dividend rate must be approved quarterly by the Board of Directors.

(3)
Other fluctuates from period to period are primarily due to the issuance of shares of company stock, primarily from option exercises, and the timing of settlements of amounts due to/from affiliates and external parties.

(4)
Based on best estimates at March 31, 2012; actual results may differ materially. Projected sources and uses for the remainder of 2012 exclude the impact of additional stock repurchases or long-term investment of the EquiTrust Life sale proceeds.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2011	2012
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$100,000	$99,927	$99,932	$49,968	$49,971
Senior notes, due 2014	75,185	75,171	75,156	75,142	—
Senior notes, due 2017	99,006	99,041	99,079	99,116	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,191	371,139	371,167	321,226	146,971

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,018,021	1,055,336	1,082,254	1,021,469	928,834
Total capitalization, excluding AOCI	1,392,212	1,429,475	1,456,421	1,345,695	1,078,805

Accumulated other comprehensive income	63,435	120,041	230,174	177,845	180,839
Total capitalization, including AOCI	$1,455,647	$1,549,516	$1,686,595	$1,523,540	$1,259,644

Common shares outstanding	31,134,662	31,206,396	31,237,734	30,650,634	27,695,759

Book Value per Share:
Excluding AOCI	$32.70	$33.82	$34.65	$33.33	$33.54
Including AOCI	34.73	37.66	42.01	39.13	40.07

Debt-to-Capital Ratio:
Excluding AOCI	26.7%	26.0%	25.5%	23.9%	13.6%
Including AOCI	25.5	24.0	22.0	21.1	11.7

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	19.7%	19.2%	18.8%	16.7%	4.6%
Including AOCI	18.8	17.7	16.3	14.7	4.0

Class A Common Ownership:
Iowa Farm Bureau Federation	51.4%	51.3%	51.3%	52.2%	55.7%
Other Farm Bureau entities	7.3	7.3	7.3	7.5	5.8
Public	41.3	41.4	41.4	40.3	38.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2011	2012

Quality of Fixed Maturity Securities: (1)
AAA, AA, A	62.4%	63.3%	64.6%	64.2%	64.0%
BBB	30.9	30.4	29.6	30.8	31.2
BB	4.1	3.9	3.7	2.7	2.5
<BB	2.6	2.4	2.1	2.3	2.3

Investment by Type: (1)
Fixed maturity securities	59.9%	60.6%	61.1%	63.1%	63.1%
Residential mortgage-backed	14.9	15.4	14.9	10.6	10.7
Commercial mortgage-backed	8.0	8.1	8.4	7.7	7.5
Other asset-backed	3.8	4.1	4.1	5.7	6.5
Mortgage loans	9.3	9.1	8.9	8.6	8.1
Equity securities	0.6	0.6	0.6	0.9	0.8
Other	3.5	2.1	2.0	3.4	3.3

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,187	1,190	1,258	1,225	1,226
7 life-only states	793	707	713	712	709
Total	1,980	1,897	1,971	1,937	1,935

(1) Periods prior to December 31, 2011 have not been restated for impact of the EquiTrust Life sale.